                                                                   Exhibit 10.21

                                   APPENDIX 1

                            The Alliance Agreement
                               Establishing The
           Alliance Independent Transmission System Operator, Inc.,
                   Alliance Transmission Company, Inc., And
                      Alliance Transmission Company, LLC
                              Dated May 27, 1999

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS......................................................  1

ARTICLE II
PURPOSE OF AGREEMENT.......................................................  1
    2.1    Purpose of this Agreement.......................................  1
           -------------------------
    2.2    Attachments and Appendices......................................  2
           --------------------------

ARTICLE III
INITIAL DETERMINATION OF FORM OF REGIONAL TRANSMISSION ORGANIZATION........  3
    3.1    Owner Declarations..............................................  3
           ------------------
    3.2    Evaluation of Transco Trigger Conditions........................  4
           ----------------------------------------
    3.3    Transmission Owner Post-Trigger Evaluation Rights...............  4
           -------------------------------------------------
    3.4    Transmission Owner Post-Trigger Failure Evaluation Rights.......  4
           ---------------------------------------------------------

ARTICLE IV
ALLIANCE PUBLICO...........................................................  4
    4.1    Formation of Alliance Publico...................................  4
           -----------------------------

ARTICLE V
ALLIANCE TRANSCO...........................................................  5
    5.1    Formation of Alliance Transco...................................  5
           -----------------------------
    5.2    LLC Agreement...................................................  6
           -------------
    5.3    Alliance Transco Operations.....................................  6
           ---------------------------

ARTICLE VI
ALLIANCE ISO...............................................................  6
    6.1    Formation of the Alliance ISO...................................  6
           -----------------------------
    6.2    Alliance ISO Operations.........................................  7
           -----------------------

ARTICLE VII
ALLIANCE RTO START UP AND TRANSITION PERIODS...............................  8
    7.1    Start-up Period and Initial Funding.............................  8
           -----------------------------------
    7.2    Reimbursement of Start-Up Expenditures..........................  8
           --------------------------------------
    7.3    Location for Alliance RTO Operations............................  8
           ------------------------------------
    7.4    Transition from Alliance ISO to Alliance Transco................  8
           ------------------------------------------------
    7.5    Alliance RTO Transition and Operating Conditions................  9
           ------------------------------------------------
    7.6    Regional Power Exchange.........................................  9
           -----------------------

ARTICLE VIII
NEW PARTICIPANTS..........................................................   9
    8.1    Admission of New Participants..................................   9
           -----------------------------

ARTICLE IX
TERMINATION OF PARTICIPATION IN ALLIANCE..................................  10

ARTICLE X
SHARING OF EXPENSES.......................................................  10

ARTICLE XI
REGULATORY AND TAX AUTHORIZATIONS.........................................  10
    11.1   Regulatory Approvals...........................................  10
           --------------------
    11.2   Tax Approvals..................................................  11
           -------------

ARTICLE XII
NON-SEVERABILITY OF AGREEMENT.............................................  11

ARTICLE XIII
MISCELLANEOUS PROVISIONS..................................................  11
    13.1   Descriptive Headings: Appendices and Exhibits..................  11
           ---------------------------------------------
    13.2   Governing Law..................................................  12
           -------------
    13.3   Counterparts...................................................  12
           ------------
    13.4   Successors and Assigns.........................................  12
           ----------------------
    13.5   No Implied Waivers.............................................  12
           ------------------
    13.6   Representations and Warranties.................................  12
           ------------------------------
    13.7   Further Assurances.............................................  13
           ------------------
    13.8   Delivery of Notices............................................  13
           -------------------
    13.9   Limitations on Liability.......................................  13
           ------------------------
    13.10  Entire Agreement...............................................  13
           ----------------
    13.11  Good Faith Efforts.............................................  13
           ------------------
    13.12  Third Party Agreements.........................................  14
           ----------------------
    13.13  No Partnership.................................................  14
           --------------
    13.14  Dispute Resolution.............................................  14
           ------------------
    13.15  Transmission Owner Participation Agreement.....................  14
           ------------------------------------------
    13.16  Transmission Owner Consent.....................................  14
           --------------------------
    13.17  Effective Date and Termination.................................  14
           ------------------------------
    13.18  Amendments.....................................................  15
           ----------

                                                                      Appendix 1

                            THE ALLIANCE AGREEMENT

     This Alliance Agreement (the "Alliance Agreement" or this "Agreement") is made and entered into as of May 27, 1999, by and among the undersigned Transmission Owners in order to set forth their agreements with respect to the creation of a regional transmission organization, on the terms and subject to the conditions stated herein.

     The Transmission Owners intend to seek governmental approvals for the creation of a Regional Transmission Organization ("RTO"). The Alliance RTO will be either a Transco, referred to herein as the Alliance Transmission Company, LLC ("Alliance Transco"), or an ISO, referred to herein as the Alliance Independent Transmission System Operator, Inc. (the "Alliance ISO"). In the former event, Alliance Transco will be owned in part and managed solely by a newly-created public company, Alliance Transmission Company, Inc. ("Alliance Publico").

     The Transmission Owners believe that formation and approval of the Alliance RTO will further the goal of a more competitive electric market in the North American Eastern Interconnection.

     The Transmission Owners are willing to proceed with the approval and formation of the Alliance Transco and Alliance ISO subject to the terms and conditions described herein, including the unilateral right to withdraw from this endeavor at any time on the terms provided herein.

     THEREFORE, the undersigned parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     Capitalized terms used in this Agreement without other definition shall have the meanings specified in Exhibit A.

                                  ARTICLE II
                             PURPOSE OF AGREEMENT

      2.1 Purpose of this Agreement.
          -------------------------

          2.1.1 The purpose of this Agreement is to create an independent Regional Transmission Organization. The Alliance RTO will be either a Transco or an ISO that will perform system operator functions. The form of the Alliance RTO will be determined by the Transmission Owners in accordance with Article III of this Agreement. Through an Operation Agreement with the Alliance RTO, the Alliance RTO will have Functional Control over certain transmission facilities owned by the Transmission Owners for the following purposes:

               (a) independent operation of the transmission facilities;

               (b) non-discriminatory open access transmission service over the Transmission System to eligible customers pursuant to the OATT;

               (c) collection and distribution of transmission revenues from Transmission Users in accordance with the Pricing Protocol; and

               (d) management of regional reliability and system security consistent with the provisions of the Operating Protocol and the Planning Protocol.

          2.1.2 The purpose of this Agreement is also to describe a mechanism for the start up of, or transition to, an independent, for-profit transmission company referred to herein as Alliance Transco. This Agreement describes the conditions which must be satisfied before Alliance Transco is formed. These conditions, referred to herein as the "Transco Trigger Conditions," may be satisfied either before or after the beginning of Alliance ISO operations. If such conditions are met before the Transmission Service Date, the Transmission Owners will proceed directly to the Alliance Transco structure. If the conditions are satisfied after the Transmission Service Date, the Transmission Owners will undertake a transition to the Alliance Transco structure in accordance with the terms of Article VII of this Agreement.

          2.1.3 This Agreement also describes how Alliance Transco will be managed independently from Transmission Users, including Transmission Owners that will be Transmission Users. Alliance Transco will be controlled by a newly-organized public company -- Alliance Publico. Alliance Publico will be the managing member of Alliance Transco and will have authority to manage the business and affairs of Alliance Transco. Alliance Publico will be a corporation so that it can raise capital in the public financial markets through an initial public offering. The public ownership of Alliance Publico is also intended to provide Alliance Transco with management which is independent from the Transmission Users.

     2.2     Attachments and Appendices. The following attachments and
             --------------------------
appendices are incorporated herein and made a part of this Agreement:

Appendix 2:  Term Sheet for Alliance Transmission Company, Inc.

Appendix 3:  Term Sheet for Alliance Transmission Company, LLC

Appendix 4:  Bylaws for Governance of the Alliance Independent Transmission
             System Operator Inc., a Delaware non-stock corporation

Appendix 5:  Alliance Regional Transmission Organization Operating Protocol

Appendix 6:  Alliance Regional Transmission Organization Planning Protocol

Appendix 7:  Alliance Regional Transmission Organization Protocol for
             Transmission Service Pricing, Discounting, Revenue Distribution, and Grandfathered Contracts

Appendix 8:  Alliance Regional Transmission Organization Operation Agreement

Appendix 9:  Alliance Regional Transmission Organization Agency Agreement

                                  ARTICLE III
                   INITIAL DETERMINATION OF FORM OF REGIONAL
                           TRANSMISSION ORGANIZATION

     3.1  Owner Declarations.  After the Required Regulatory Approvals have been
          ------------------
obtained, the Transmission Owners shall take the following actions to determine whether the initial form of the Regional Transmission Organization will be the Alliance Transco or Alliance ISO:

     (i) each Transmission Owner shall make an Owner Declaration as to whether such Transmission Owner intends to maintain ownership of its transmission facilities and transfer operational control to the Alliance RTO or to divest its transmission facilities to the Alliance RTO and the Owner Declaration shall be made in the form of a certificate from the Chief Executive Officer or President of the Transmission Owner which sets forth the information and plans required in this Agreement;

     (ii) if the Owner Declaration indicates that the Transmission Owner wishes to maintain ownership of some or all of its transmission facilities, such declaration shall include (A) a commitment on the part of such Transmission Owner to enter into an Operation Agreement with the Alliance RTO, (B) a detailed description of any remaining regulatory or other consents required to complete the transfer to Alliance RTO control and any known legal impediments to obtaining such consents, and (C) a detailed description of the transmission facilities to be subject to the Operation Agreement;

     (iii) if the Owner Declaration indicates that the Transmission Owner wishes to divest ownership of some or all of its transmission facilities to the Alliance RTO, such declaration shall include (A) a detailed description of any remaining regulatory or other consents required to complete the divestiture and any known legal impediments to obtaining such consents, (B) a detailed description of the transmission facilities to be divested, (C) a statement as to whether such Transmission Owner wishes to sell such transmission facilities to Alliance Transco and/or contribute such facilities to Alliance Transco in exchange for membership interests in Alliance Transco, (D) an acknowledgment that neither the Transmission Owner nor Alliance Transco will be legally bound to consummate the divestiture until such time as such parties have negotiated, executed and delivered mutually acceptable definitive agreements with respect to such divestiture setting forth the material terms and conditions of such a transaction, and (E) a comprehensive proposal regarding the material terms, conditions, and provisions of the Alliance Transco LLC Agreement and other documents necessary to create the Alliance Transco and carry out the divestiture in conformance with the Transco and Publico Term Sheets, which proposal shall serve as the foundation for such negotiations to develop definitive agreements; and

     (iv) each Transmission Owner agrees to provide the other Transmission Owners with an Owner Declaration within 90 days after the Required Regulatory Approvals have been obtained.

     3.2  Evaluation of Transco Trigger Conditions.  Upon receipt of the Owner
          ----------------------------------------
Declarations, the Transmission Owners will determine whether the Transco Trigger Conditions have been satisfied. Following such determination, the Alliance RTO will implement the transition and transfer of either, or both, asset ownership and operational control of transmission facilities from each Transmission Owner to the appropriate RTO structure as provided in this Agreement.

     3.3  Transmission Owner Post-Trigger Evaluation Rights.  Non-Divesting
          -------------------------------------------------
Transmission Owner(s), after the Transco Trigger Conditions have been satisfied, shall have the right to seek to terminate their participation in the Alliance Agreement in accordance with the provisions in Article IX.

     3.4  Transmission Owner Post-Trigger Failure Evaluation Rights.  If the
          ---------------------------------------------------------
Transco Trigger Conditions are not satisfied, Transmission Owner(s) shall have the right to seek to terminate their participation in the Alliance Agreement in accordance with the provisions in Article IX.


                                   ARTICLE IV
                                ALLIANCE PUBLICO

     4.1  Formation of Alliance Publico.
          -----------------------------

          4.1.1 If, at the completion of the process set forth in Article III, the Transco Trigger Conditions have been satisfied, the Transmission Owners shall organize Alliance Publico as a for-profit, Delaware corporation. Alliance Publico will be formed as a public utility holding company and will own membership interests in Alliance Transco.

          4.1.2 In order to facilitate the commencement of operations by Alliance Transco, Alliance Publico will seek to raise capital through an initial public offering of its capital stock and such other public or private debt financing transactions (with persons independent of the Transmission Owners) as deemed appropriate. The goal of Alliance Publico's financing activities will be to:

8.   Executive and Administrative.  Advise and assist in the solution of major
     ----------------------------
problems and in the formulation and execution of general plans and policies. Advise and assist as to operations, the issuance of securities, the preparation of filings arising out of or required by the various Federal and State securities, business, public utilities and corporation laws. The selection of executive and administrative personnel, representation before regulatory bodies, proposals for capital expenditures, budgets, financings, acquisition and disposition of properties, expansion of business, rate structures, public relationships and other related matters.

9.   Business and Operations Services. Advise and assist in all matters relating
     --------------------------------
to operational capacity and the preparation and coordination of operating studies. Provide assistance with management of the purchase, sale, movement, transfer and accounting of volumes to ensure continued recovery of all prudently incurred energy purchase costs through local jurisdictional cost recovery mechanisms. Compile and communicate information relevant to operations. Perform general business and operations support services, including travel services, fleet, mail, plant and facilities operation, maintenance and management.

10.  Exploration and Development.  Advise and assist in geological and
     ---------------------------
exploration matters including the acquisition and surrender of acreage and the development of underground storage facilities.

11.  Risk Management.  Risk management services such as the securing of
     ---------------
requisite insurance, the purchase and administration of property, casualty and marine insurance, the settlement of insured claims and the provision of risk prevention advice.

12.  Marketing.  Assist in the planning, formulation and implementation of
     ---------
marketing programs, as well as provide associated marketing services to assist with improving customer satisfaction, load retention and shaping, growth of energy sales and deliveries, energy conservation and efficiency. Assist in carrying out policies and programs for the development of plant locations and of industrial, commercial and wholesale markets and assist with community redevelopment and rehabilitation programs.

13.  Budgeting and Planning.  Advise and assist in studying and planning in
     ----------------------
connection with operations, budgets, economic forecasts, rate structures, capital expenditures and special projects.

14.  Purchasing.  Advise and assist in the purchase of materials, supplies and
     ----------
services and the preparation and negotiation of purchasing agreements.

15.  Rates.  Advise and assist in the analysis of rate structures, the
     -----
formulation of rate policies and the negotiation of large contracts. Provide consulting in connection with proceedings before regulatory bodies involving rates and operations.

16.  Research.  Investigate and conduct research into problems relating to
     --------
production utilization, testing, manufacture, transmission, storage and distribution of energy. Evaluate and conduct research and development in promising areas and advise and assist in the solution of technical problems arising out of operations.

17.  Tax.  Advise and assist in the preparation of separate and consolidated tax
     ---
returns (Federal and State), interpretations of tax laws, administration of tax audits, payment of taxes and related matters.

18.  Environmental Compliance.  Provide consulting and related services to
     ------------------------
ensure full compliance with applicable environmental statutes and regulations.

19.  Customer Service.  Provision of services and systems dedicated to customer
     ----------------
service, including billing, remittance, credit, collections, customer relations, call centers, energy conservation support and metering.

20.  Energy Marketing.  Provide services and systems dedicated to energy
     ----------------
marketing, including marketing and trading of gas and electric power, energy price risk management, and development of marketing and sales programs in physical and financial markets.

21.  Treasury/Finance.  Provide services related to managing all administrative
     ----------------
activities associated with financing, including management of capital structure; cash, credit and risk management activities; investment and commercial banking relationships; oversight of decommissioning trust funds and general financing activities.

22.  Office Space and Equipment.  Leasing of land, buildings, furnishings
     --------------------------
and equipment, including computer hardware and software and transportation equipment.

23.  External Affairs.  Provide services in support of corporate strategies for
     ----------------
managing relationships with federal, state and local governments, agencies and legislative bodies. Formulate and assist with public relations and communications programs and administration of corporate contribution and community affairs programs.

          The Alliance ISO intends to file an application with the Internal Revenue Service for recognition of exemption from federal taxation pursuant to Section 501 of the Code. No part of the net earnings, if any, of the Alliance ISO shall inure to the benefit of any Transmission Owner or other ISO Member, or any director, officer, employee, or other affiliate of any Transmission Owner, ISO Member or the Alliance ISO itself. The Alliance ISO will be authorized to pay reasonable compensation for services rendered and to make payments or distributions in furtherance of the purposes and objectives set forth in this Agreement and the OATT. No substantial part of the activities of the Alliance ISO shall be in attempting to influence legislation in any jurisdiction. The Alliance ISO shall not participate in or intervene in any political campaign on behalf of any candidate for public office.

          6.1.3 Notwithstanding any other provision of this Agreement, if the Internal Revenue Service determines that the Alliance ISO qualifies as a tax-exempt corporation under Section 501 of the Code, the Alliance ISO shall not conduct or carry on any activities not permitted to be conducted or carried on by an organization exempt from taxation under such provision of the Code. If the Alliance ISO does not qualify for such tax exemption, the Alliance ISO shall, consistent with its other obligations under this Agreement, take such actions as are reasonably necessary to minimize its federal and state tax obligations.

     6.2  Alliance ISO Operations.
          -----------------------

          6.2.1 Upon formation of the Alliance ISO, each Transmission Owner shall execute an Operation Agreement with the Alliance ISO substantially in the form of Appendix 8 and an Agency Agreement substantially in the form of Appendix 9. Legal and equitable title to the respective properties comprising the transmission facilities, including all real property rights and rights to additional transmission facilities built or acquired by the Transmission Owner, shall remain with each respective Transmission Owner. The respective Transmission Owners shall retain all rights incident to such legal and equitable title, including, but not limited to, the right, subject to applicable federal or state regulatory approvals, to build, acquire, sell, dispose of, use as security, convey any part of their property, or use such property for purposes other than providing transmission services (such as the use of such property for telecommunications or natural gas transportation purposes), provided that the exercise of any such rights shall not impair the reliability of such transmission facilities.

          6.2.2 The operation of the Alliance ISO shall be governed in accordance with the ISO Bylaws, as amended from time to time. The ISO Bylaws are located in Appendix 4.

                                  ARTICLE VII
                 ALLIANCE RTO START UP AND TRANSITION PERIODS

     7.1  Start-up Period and Initial Funding.  The Transmission Owners may
          -----------------------------------
select and employ persons or entities to perform such administrative and start-up functions, and may provide by contribution, loan or otherwise for sufficient capital to finance such functions, as in their judgment may be necessary or desirable in respect of the Alliance RTO.

     7.2  Reimbursement of Start-Up Expenditures.  Each Transmission Owner may
          --------------------------------------
submit to the Alliance RTO requests for reimbursement of all reasonable and proper sums expended by such Transmission Owner in connection with the formation and seeking of governmental approvals in connection with the Alliance RTO. The Alliance RTO shall be required to make such reimbursements with interest as computed in accordance with 18 C.F.R. (S) 35.19(a) from and after the date of submission of reimbursement requests by a Transmission Owner, which shall not be before the Transmission Service Date.

     7.3  Location for Alliance RTO Operations.  The Alliance RTO shall promptly
          -------------------------------------
choose the location for Alliance RTO operations. The Alliance RTO shall review and give consideration to the report of any independent consultant hired by the Transmission Owners, by the Alliance RTO or by any stakeholder to identify and/or evaluate locations for Alliance RTO operations.

     7.4  Transition from Alliance ISO to Alliance Transco.
          ------------------------------------------------

          7.4.1 At any time, any Transmission Owner may initiate an evaluation of the Transco Trigger Conditions for the purpose of determining whether to begin a transition to the Alliance Transco structure. Such initiation of the trigger evaluation by the Transmission Owner shall be in the form of a formal notice to the Transmission Owners and the Alliance RTO Board of Directors. Upon receipt of such notice, each Transmission Owner will make an Owner Declaration as described in
          Article III hereof within 90 days of such request. The objective of this evaluation process will be to determine whether there is sufficient interest among the Transmission Owners to begin the transition from the Alliance ISO to the Alliance Transco structure.

          7.4.2 In the event that the Transco Trigger Conditions are satisfied in response to an inquiry made under Section 7.4.1 hereof, the Transmission Owners will begin the transition to the Alliance Transco structure described in Articles IV and V of this Agreement. When the Alliance Transco becomes operational as an owner and operator of the transmission facilities, the Alliance ISO shall be dissolved and its affairs wound up.

          7.4.3 In the event that an inquiry is made pursuant to Section 7.4.1 hereof and the Transco Trigger Conditions are not satisfied, the structure of the Alliance RTO shall continue as the Alliance ISO, described in Article VI of this Agreement.

     7.5  Alliance RTO Transition and Operating Conditions.
          ------------------------------------------------

          7.5.1 The Alliance RTO, whether in the form of the Alliance ISO or Alliance Transco, shall be operated in accordance with the Operating Protocol, Planning Protocol, and Pricing Protocol as such may be amended from time to time.

          7.5.2 The Alliance RTO shall not accept the transfer of operational Transmission System control until after a satisfactory three-month demonstration of simulated operational capability as described in the Operating Protocol. This simulated operation shall be conducted in order to demonstrate to the satisfaction of the Transmission Owners all aspects of the system operation.

     7.6  Regional Power Exchange.  The Transmission Owners agree that it is an
          -----------------------
objective of the Alliance RTO to cooperate with other entities to facilitate the development of one or more Regional Power Exchanges as may be proposed by market participants.


                                 ARTICLE VIII
                               NEW PARTICIPANTS

     8.1  Admission of New Participants.  The Transmission Owners agree that
          -----------------------------
additional parties may be added to this Agreement after the original date of its execution. Such additional parties must meet minimum qualification criteria as follows:

    (i) the entity must have filed with FERC and have in effect an open access transmission tariff or a tariff which FERC has found to be an "acceptable reciprocity tariff" under Order No. 888-A;

    (ii) the entity must own or control transmission facilities which are physically interconnected with the transmission facilities of one or more of the Transmission Owners; and

    (iii) if the Alliance RTO has commenced operations, the entity must agree to execute an Operation Agreement, unless the entity chooses to become a Divesting Transmission Owner.

Upon notification of a prospective new participant in this Agreement, the Transmission Owners will promptly meet to formally accept or decline admission. A simple majority of the Transmission Owners is necessary for acceptance of a new party to this Agreement. Upon execution of this

Agreement by the new party, such participant will be obligated to tender its share of any payments due hereunder which payment obligations were incurred on and after November 11, 1998. The Transmission Owners may waive the requirement set forth in clause (ii) above if allowing the additional party to join in this Agreement will result in material benefits to the Alliance RTO. Following commencement of operations of the Alliance Transco, the admission of new Transmission Owners shall be subject to the terms of the governing documents of such entity.

                                  ARTICLE IX
                   TERMINATION OF PARTICIPATION IN ALLIANCE

     The Transmission Owners agree that, prior to the election of the Board of Directors of Alliance Publico or the Alliance ISO, as applicable, any party hereto may unilaterally and in its sole discretion withdraw from this Agreement. Such withdrawal must be effected by written notice to each of the other parties hereto 30 days prior to the effectiveness of such withdrawal. Before said withdrawal is effective the party seeking to withdraw must tender its share of any payments due under this Agreement. Upon withdrawal, the withdrawing party will forfeit its right to receive any reimbursements or other payments otherwise due under this Agreement from the Alliance RTO. Following the election of the Board of Directors of the Alliance Publico or Alliance ISO, the withdrawal of Transmission Owners will be subject to the terms of the governing documents of such entity.

                                   ARTICLE X
                              SHARING OF EXPENSES

     The Transmission Owners agree to share on an equal basis all reasonable costs incurred for carrying out the terms of this Agreement and to bear currently their own expenses subject to reimbursement pursuant to Section 7.2 for internal work undertaken to that end; provided, however, that the Transmission Owners shall not bear any expenses of the Alliance RTO that are incurred after the election of the Board of Directors of Alliance Publico or the Alliance ISO as applicable. Procedures for cost contributions will be developed by separate understandings of the Transmission Owners.

                                  ARTICLE XI
                       REGULATORY AND TAX AUTHORIZATIONS

     11.1    Regulatory Approvals.  It is intended that execution of this
             --------------------
Agreement by the Transmission Owners will not be subject to any prior Required Regulatory Approvals either at the federal or the state level. The Transmission Owners recognize, however, that implementation of the terms of the appendices hereto and the OATT may be subject to acceptance or approval by the FERC and possibly other federal and state authorities. In the event that the Required Regulatory Approvals

                                                                      Appendix 1

are deemed to be obtained as provided in this Agreement but a regulatory authority disapproves, or refuses to approve the exhibits or appendices hereto in whole or in part, or the OATT or any filing associated therewith, or imposes any condition upon, or change to, this Agreement or its exhibits or appendices adverse to any Transmission Owner, in the sole judgment of such Transmission Owner, then (i) such Transmission Owner will negotiate in good faith with the other Transmission Owners and/or such regulatory authority in an attempt to resolve such disagreements, and (ii) if such parties are not able to reach agreement in respect of the matters deemed adverse to such Transmission Owner during such period, including any extension thereof consented to by such Transmission Owner, such Transmission Owner shall give written notice to the other Transmission Owners and this Agreement will be deemed to have terminated with respect to the notifying Transmission Owner. Following such a termination, the other Transmission Owners will expeditiously attempt in good faith to negotiate a new agreement in respect of the Alliance RTO among themselves. A Transmission Owner may be adversely affected within the meaning of this Section
11.1 even if the regulatory authority in question lacks jurisdiction over such signatory.

      11.2   Tax Approvals.  If the Internal Revenue Service or any other
             -------------
federal or state taxing authority issues any ruling or imposes any requirement or obligation, in connection with this Agreement adverse to any Transmission Owner, in the sole judgment of such Transmission Owner, then this Agreement shall be deemed to have terminated with respect to such Transmission Owner over which such tax authority has jurisdiction. In that event, the adversely affected Transmission Owner shall promptly give notice of such termination to the other parties, and the remaining parties shall expeditiously attempt in good faith to negotiate a substitute agreement.

                                  ARTICLE XII
                         NON-SEVERABILITY OF AGREEMENT

     This Agreement is entire of itself. The Transmission Owners do not agree to be bound by some parts hereof and not others. Therefore, no contractual authorization exists for the parties to go forward with one portion of this Agreement or one Appendix hereto while not following the remaining terms of this Agreement.

                                 ARTICLE XIII
                           MISCELLANEOUS PROVISIONS

      13.1   Descriptive Headings: Appendices and Exhibits.  The descriptive
             ---------------------------------------------
headings of Articles and other provisions of this Agreement have been inserted for convenience of reference only and will not define, modify, restrict, construe or otherwise affect the construction or interpretation of any of the provisions of this Agreement. In the event of a conflict between this Agreement and any Appendix or Exhibit hereto, the Appendix or Exhibit shall prevail as the intent of the parties hereto. In the event of a conflict between this Agreement, including any Appendices or Exhibit, and the OATT, the OATT shall prevail as to the intent of the parties hereto.

      13.2   Governing Law.  This Agreement will be interpreted, construed and
             -------------
governed by the laws of the State of Delaware, except to the extent preempted by the laws of the United States of America.

      13.3   Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

      13.4   Successors and Assigns.  This Agreement shall inure to the benefit
             ----------------------
of, and be binding upon, the Transmission Owners, their respective successors and assigns permitted hereunder, but shall not be assignable by any of the Transmission Owners (except by assignment to a wholly-owned affiliate of a Transmission Owner) by operation of law or otherwise, without the approval of the remaining parties, which approval shall not be unreasonably withheld. A Transmission Owner may not assign an obligation under this Agreement to an assignee that is not capable of fulfilling the assigned obligation. If a Transmission Owner assigns this Agreement to an affiliated or unaffiliated entity that is a successor-in-interest to the assigning Transmission Owner's Transferred Facilities but not to its Non-transferred Transmission Facilities, the assigning Transmission Owner must assign the obligation to execute an Agency Agreement contained in Section 5.3 and Section 6.2.1 to the owner of the Non-transferred Transmission Facilities.

      13.5   No Implied Waivers.  The failure of a Transmission Owner to insist
             ------------------
upon or enforce strict performance of any of the specific provisions of this Agreement at any time will not be construed as a waiver or relinquishment to any extent of such Transmission Owner's right to assert or rely upon any such provisions, rights or remedies in that or any other instance, or as a waiver to any extent of any specific provision of this Agreement.


      13.6   Representations and Warranties.  Each Transmission Owner represents
             ------------------------------
and warrants to the other parties that, as of the date it executes this
Agreement:

      (i) The Transmission Owner is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

      (ii) Subject to any necessary approvals by federal and state regulatory authorities, the Transmission Owner's participation in this Agreement, the execution and delivery by the Transmission Owner of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all requisite action on the part of the Transmission Owner and do not conflict with any applicable law. This Agreement has been duly executed and delivered by the Transmission Owner and this Agreement constitutes the legal, valid and binding obligation on the part of the Transmission Owner enforceable against it in accordance with its terms except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditor's rights generally, and by general principles of equity regardless of whether such principles are considered in a proceeding at law or in equity.

     (iii) There are no actions at law, suits in equity, proceedings or claims pending or, to the knowledge of the Transmission Owner, threatened against the Transmission Owner before or by any federal, state, foreign or local court, tribunal or governmental agency or authority that might materially delay, prevent or hinder the performance by the Transmission Owner of its obligations hereunder.

      13.7   Further Assurances.  Each Transmission Owner agrees that it shall
             ------------------
hereafter execute and deliver such further instruments, provide all information and take or forbear such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the provisions of this Agreement.

      13.8   Delivery of Notices.  Notices required under this Agreement shall
             -------------------
be in writing and shall be sent to a Transmission Owner by U.S. mail, overnight courier, hand delivery, facsimile or other reliable electronic means. Any notice required under this Agreement shall be deemed to have been given either upon delivery, if by U.S. mail, overnight courier or hand delivery, or upon confirmation, if given by telecopier or other reliable electronic means to the respective Secretary of each of the Transmission Owners at the principal place of business of such Transmission Owner.

      13.9   Limitations on Liability.  No signatory Transmission Owner shall be
             ------------------------
liable to any other signatory Transmission Owner for any claim for indirect, incidental, special, consequential, or exemplary damages, including, but not limited to, the loss of profits or revenues, cost of financing, loss of goodwill and cost of replacement power arising from such Transmission Owner's carrying out, or failing to carry out, any obligations contemplated by this Agreement.

      13.10  Entire Agreement.  This Agreement, including any Appendix or
             ----------------
Exhibit to this Agreement, constitute the entire agreement among the Transmission Owners with respect to the subject matter of this Agreement, and no previous or contemporary oral or written representations, agreements, or understandings made by any officer, agent, or employee of any Transmission Owner shall be binding unless contained in this Agreement, including the Appendices and Exhibit attached hereto.

      13.11  Good Faith Efforts.  Each Transmission Owner agrees that it shall
             ------------------
in good faith take all reasonable actions necessary to permit such Transmission Owner to fulfill its obligations under this Agreement. Where the consent, agreement or approval of any Transmission Owner must be obtained hereunder, such consent, agreement or approval shall not be unreasonably withheld, conditioned or delayed. To the extent that the jurisdiction of any federal or state regulatory authority applies to any part of this Agreement and/or the transactions or actions covered by this Agreement, each Transmission Owner will cooperate with all other parties to secure any necessary or desirable approval or acceptance of such regulatory authorities of such part of this Agreement and/or such transactions or actions. Each Transmission Owner shall notify the other Transmission Owners of any delay in its ability to fulfill its obligations under this Agreement or any inability to fulfill its obligations under this Agreement.

      13.12  Third Party Agreements.  This Agreement shall not be construed,
             ----------------------
interpreted or applied in such a manner as to cause any Transmission Owner to be in material breach, anticipatory or otherwise, of any agreement (in effect on the later of the effective date of this Agreement or the date that it becomes a Transmission Owner under this Agreement) between such Transmission Owner and one or more third parties who are not parties under this Agreement (regardless of the inclusion of one or more other parties as parties to such agreement) for the joint ownership, operation or maintenance of any electrical facilities affected by this Agreement.

      13.13  No Partnership.  This Agreement is not intended, and shall not be
             --------------
construed, interpreted or applied, to create a partnership or joint venture, and no Transmission Owner shall be entitled to act as an agent for any other Transmission Owner with respect to the Alliance RTO.

      13.14  Dispute Resolution.  If any dispute arises among any of the
             ------------------
Transmission Owners regarding the terms of this Agreement, it will be resolved in accordance with these provisions. First the Transmission Owners should attempt to resolve any said dispute in the normal course of business. If such efforts are not successful, one or more of the Transmission Owners shall give written notice to the other Transmission Owners of the dispute and its need for resolution. Within thirty days of receiving such a notice the Chief Executive Officer of each of the Transmission Owners shall appoint an officer of his company to serve as company representative on a negotiation panel. Said panel shall promptly convene and negotiate in good faith a resolution of the dispute. If the dispute has not been resolved within sixty days after the panel is convened, each of the Transmission Owners may avail themselves of any process or means legally available to them to resolve the dispute.

      13.15  Transmission Owner Participation Agreement.  This Agreement
             ------------------------------------------
supersedes the Alliance process "Phase III Participation Agreement," effective November 30, 1998, which was signed by some of the Transmission Owners to develop this Agreement and filings for the FERC and other governmental agencies.

      13.16  Transmission Owner Consent.  Whenever a provision in this Agreement
             --------------------------
calls for the consent or approval of, or another determination by, a majority of the Transmission Owners or some other percentage of the Transmission Owners which is less that all of the Transmission Owners, such consent, approval or determination shall be made among the Transmission Owners based on each Transmission Owner having one vote without regard to the value of their respective transmission facilities or any other such factor.

      13.17  Effective Date and Termination.  This Agreement shall be deemed to
             ------------------------------
be effective as of the date of its execution and delivery among the initial signatories hereto. This Agreement will terminate at such time as the Alliance Transco commences operation or on such earlier date as provided in Article IX or
Article XI or as agreed among each of the Transmission Owners.

      13.18  Amendments.  Any amendments shall require unanimous consent of the
             ----------
Transmission Owners, which consent shall not be unreasonably withheld.

                   Signature Page to the Alliance Agreement
                               establishing the
           Alliance Independent Transmission System Operator, Inc.,
                    Alliance Transmission Company, Inc. and
                      Alliance Transmission Company, LLC
                      ----------------------------------



                         American  Electric Power Service Corporation
                              on Behalf of:

                              Applachian Power Company
                              Columbus Southern Power Company
                              Indiana Michigan Power Company
                              Kentucky Power Company
                              Kingsport Power Company
                              Ohio Power Company
                              Wheeling Power Company

                         Signature:  /s/
                                   ----------------------------

                         Name:       William J. Lhota
                                   ----------------------------

                         Title:      Executive Vice President
                                   ----------------------------

                         Date:       May 27, 1999
                                   ----------------------------

                   Signature Page to the Alliance Agreement
                               establishing the
           Alliance Independent Transmission System Operator, Inc.,
                    Alliance Transmission Company, Inc. and
                      Alliance Transmission Company, LLC
                      ----------------------------------



                         Consumers Energy Company

                         Signature:     /s/
                                     ---------------------------------

                         Name:          David W. Joos
                                     ---------------------------------

                         Title:         President and CEO - Electric
                                     ---------------------------------

                         Date:          May 27, 1999
                                     ---------------------------------

                   Signature Page to the Alliance Agreement
                               establishing the
           Alliance Independent Transmission System Operator, Inc.,
                    Alliance Transmission Company, Inc. and
                      Alliance Transmission Company, LLC
                      ----------------------------------



                         The Detroit Edison Company

                         Signature:    /s/
                                     --------------------------------------

                         Name:         Robert L. Buckler
                                     --------------------------------------

                         Title:        President, DTE Energy Distribution
                                     --------------------------------------

                         Date:         May 27, 1999
                                   ----------------------------------------

                   Signature Page to the Alliance Agreement
                               establishing the
           Alliance Independent Transmission System Operator, Inc.,
                    Alliance Transmission Company, Inc. and
                      Alliance Transmission Company, LLC
                      ----------------------------------



                         FirstEnergy Corp.
                              on Behalf of:

                              The Cleveland Electric Illuminating Company
                              Ohio Edison Company
                              Pennsylvania Power Company
                              The Toledo Edison Company

                         Signature:     /s/
                                     -----------------------

                         Name:          Stanley F. Szwed
                                     -----------------------

                         Title:         Vice President
                                     -----------------------

                         Date:          May 27, 1999
                                     -----------------------

                   Signature Page to the Alliance Agreement
                               establishing the
           Alliance Independent Transmission System Operator, Inc.,
                    Alliance Transmission Company, Inc. and
                      Alliance Transmission Company, LLC
                      ----------------------------------



                         Virginia Electric and Power Company

                         Signature:  /s/
                                     ----------------------------------------

                         Name:       James T. Earwood, Jr.
                                     ----------------------------------------

                         Title:      Vice President & General Manager, Bulk
                                     ----------------------------------------
                                     Power Delivery
                                     ----------------------------------------

                         Date:       May 27, 1999
                                     ----------------------------------------